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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 18, 2005
                                                ---------------------


                         FairPoint Communications, Inc.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-56365               13-3725229
-----------------------------  --------------------------  ---------------------
 State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             521 East Morehead Street,
                     Suite 250,
             Charlotte, North Carolina                          28202
      ------------------------------------------         ------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (704) 344-8150
                                                   ------------------


                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry into a Material Definitive Agreement.

        On May 18, 2005, the Board of Directors (the "Board of Directors") of FairPoint Communications, Inc. (the "Company") approved the following additional compensation for the Company's directors:

           o an annual fee of $2,500 for each non-employee director who serves as a member of the compensation committee and/or the corporate governance committee of the Board of Directors, other than the chairperson of such committee;

           o an annual fee of $5,000 for each non-employee director who serves as a member of the audit committee of the Board of Directors, other than the chairperson of such committee; and

           o an annual award to each non-employee director of $30,000 in the form of restricted stock or restricted stock units, at the recipient's option, issued under the Company's 2005 stock incentive plan.

        In addition, on May 18, 2005, the Board of Directors appointed John P. Crowley as the Company's Executive Vice President, Finance and Treasurer. The Board of Directors approved an annual base salary of $230,000 for Mr. Crowley, with an opportunity to receive a discretionary bonus of up to half of such annual base salary. The Company has entered into a letter agreement (the "Letter Agreement") with Mr. Crowley which provides that upon the termination of Mr. Crowley's employment with the Company without cause, he will be entitled to receive from the Company a lump sum payment in an amount equal to one times his annual base salary as of the date of termination plus all accrued and unpaid base salary and benefits as of such date. In addition, the Company will continue Mr. Crowley's long term disability and medical benefits for a period of twelve months. The Letter Agreement is filed as exhibit 10.1 hereto.



Item 9.01      Financial Statements and Exhibits.

        (c) Exhibits

        Exhibit Number       Description
        --------------       -----------

        10.1                 Letter Agreement with John P. Crowley.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FAIRPOINT COMMUNICATIONS, INC.


                                    By:  /s/ Walter E. Leach, Jr.
                                         ---------------------------------------
                                         Name:   Walter E. Leach, Jr.
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


Date:  May 24, 2005